UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2011

Marshall Edwards, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 101, San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 792-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on December 1, 2011, at the Marshall Edwards, Inc. Annual Meeting of Stockholders for fiscal year 2012 (the “Annual Meeting”), the stockholders of Marshall Edwards, Inc. (“Marshall Edwards”) approved the Amended and Restated 2008 Stock Omnibus Equity Compensation Plan (the “Plan”). The Plan was amended and restated to increase the number of shares of the Company’s common stock, par value $0.00000002 per share (“Common Stock”), that may be subject to awards under the plan by 1,800,000 and to increase the number of shares of Common Stock that may be subject to awards granted to any individual during any calendar year by 300,000. The Plan had been approved by the Company’s Board of Directors on October 20, 2011, subject to receipt of stockholder approval, and became effective upon receipt of stockholder approval on December 1, 2011. The foregoing description of the amendment and restatement of the Plan is qualified in its entirety by the terms of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 1, 2011, the Company held the Annual Meeting. There were represented at the Annual Meeting, either in person or by proxy, 10,969,429 shares of Common Stock out of a total number of 11,814,025 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following three proposals at the Annual Meeting, casting their votes as described below.

Proposal 1. – Election of Directors. Each of the individuals listed below was elected at the Annual Meeting to serve a three-year term on the Company’s Board of Directors:

Nominee	For	Withheld	Broker Non-Votes
Daniel P. Gold	8,011,527	1,390,554	1,567,348
Leah Rush Cann	9,393,658	8,423	1,567,348

Proposal 2. – Amendment and Restatement of 2008 Stock Omnibus Equity Compensation Plan. Proposal 2 was a proposal to approve the amendment and restatement of the 2008 Stock Omnibus Equity Compensation Plan to increase the number of shares of Common Stock that may be subject to awards under the plan by 1,800,000 and to increase the number of shares of Common Stock that may be subject to awards granted to any individual during any calendar year by 300,000. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
7,974,212	1,424,817	3,052	1,567,348

Proposal 3. – Ratification of Appointment of Auditors. Proposal 3 was a proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012. The proposal was approved.

For	Against	Abstain
10,962,286	3,902	3,241

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2008 Stock Omnibus Equity Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.

By:	/s/ Daniel P. Gold
Daniel P. Gold
Chief Executive Officer

Dated: December 5, 2011

Index to Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2008 Stock Omnibus Equity Compensation Plan.